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                                                                    EXHIBIT 10.5

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE, ASSIGNMENT OR TRANSFER.

THE TRANSFER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED BELOW, AND NO TRANSFER OF THIS WARRANT OR SUCH SECURITIES SHALL BE VALID UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

                         EQUALNET COMMUNICATIONS CORP.

                         COMMON STOCK PURCHASE WARRANT

Certificate No.                                 Issuance Date:  January 27, 1999

     EQUALNET COMMUNICATIONS CORP., a Texas corporation (the "Company"), located at 1250 Wood Branch Park Drive, Houston, Texas 77079, hereby certifies that, for value received, and in connection with that certain Purchase Agreement of even date herewith (the "Purchase Agreement") between the Company and RFC Capital Corporation, a Delaware corporation ("RFC"), RFC, or subject to Section 11, its transferee (the "Holder"), is entitled to purchase from the Company 300,000 shares (the "Warrant Shares") of the Company's common stock, $.01 par value (the "Common Stock"), on terms specified below, which right to purchase the Warrant Shares shall vest on the Issuance Date hereof (the "Effective Time") and, unless specified otherwise herein, shall be exercisable at any time at the sole discretion of the Holder hereof before the close of business on January 27, 2004 (the "Expiration Date"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Purchase Agreement.

     The number and exercise price of such Warrant Shares shall be subject to adjustment as provided below.

     1. Terms of Warrant. (a) Subject to adjustment as provided in Section 6 below, the exercise price (the "Exercise Price") for the Warrant Shares shall equal $1.33.

         (b) As used herein, "Fair Market Value" shall mean (i) if the Common Stock is then quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or listed on any national securities exchange, the arithmetic average of the closing price of the Common Stock on such market or exchange for three consecutive trading days; or (ii) if not so quoted or listed, the average of the daily high bid and low asked prices in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then is use, on any trading day.
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     2.  Exchange of Warrants.  This Warrant, at any time prior to the exercise hereof, upon presentation and surrender to the Company, may be exchanged, alone or with other Warrants of like tenor registered in the name of Holder, for another Warrant or several Warrants in the name of Holder, which shall each provide for the purchase of the number of Warrant Shares as requested by Holder thereof, so long as the aggregate number of Warrant Shares purchasable under the new Warrant or Warrants equals the aggregate number of Warrant Shares purchasable under the Warrant or Warrants surrendered.

     3. Exercise of Warrant. The Holder of this Warrant may, at any time on or after the Effective Time, and on or before the Expiration Date, exercise this Warrant in whole at any time or in part from time to time for the purchase of the Warrant Shares which such Holder is then entitled to purchase hereunder at the Exercise Price. Unless all obligations and liabilities assumed by USC Telecom, Inc. pursuant to that certain Assumption Agreement of even date herewith have theretofore been paid in full, if at any time prior to the Expiration Date, the Fair Market Value of the Common Stock is equal to or greater than $2.50, RFC shall be deemed, on the next business day following such determination of Fair Market Value (the "Deemed Exercise Date"), to have exercised this Warrant with respect to at least 240,000 Warrant Shares (or such lesser number as is then remaining under this Warrant). Within three business days after the Deemed Exercise Date, RFC shall deliver an Exercise Notice to the Company with respect to such deemed exercise of this Warrant specifying, consistent with the preceding sentence, the exact number of shares that it desires to acquire pursuant to the exercise and including the payment of the Exercise Price and all other information required to be delivered to exercise this Warrant.

     In order to exercise this Warrant in whole or in part, Holder hereof shall deliver to the Company (i) a written notice of such Holder's election to exercise this Warrant (the "Exercise Notice"), which notice shall specify the number of the Warrant Shares to be purchased, (ii) payment of the Exercise Price, and (iii) this Warrant; provided, that, in case the issuance of such securities shall not have been registered under the Securities Act of 1933, as amended (the "Securities Act"), the Company may require that such Holder furnish to the Company a written statement that such Holder is purchasing such securities for such Holder's own account for investment and not with a view to the distribution thereof and that none of such securities are being or will be offered or sold in violation of the provisions of the Securities Act. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within five days, execute or cause to be executed and deliver to such Holder a certificate representing the aggregate number of such Warrant Shares to be issued (unless the Exercise Notice specifies a greater number of certificates, in which case such greater number of certificates shall be delivered in the denominations so specified). The stock certificate or certificates so delivered shall be registered in the name of such Holder, or subject to Section 11, such other name as shall be designated in such Exercise Notice.

     No fractional shares are to be issued upon the exercise of this Warrant, but the Company shall pay cash in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the market price per share of the Warrant Shares on the day of the exercise, as reasonably determined by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate or certificates, make appropriate notation on this Warrant and return the same to such Holder. The

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Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of stock certificates under this Section, except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder of this Warrant, all stock transfer taxes payable upon the execution and delivery of such stock certificate or certificates shall be paid by the Company hereof at the time of delivering the Exercise Notice mentioned above. Promptly on notice from the Company, the Holder hereof shall deliver with such Exercise Notice evidence, satisfactory to the Company, that such taxes have been paid.

     4. Shelf Registration Under the Securities Act. As soon as practicable after the Effective Time, but not later than 90 days after the Effective Time, the Company shall file a registration statement on an appropriate form for a continuous registered shelf offering under Rule 415 of the Securities Act (the "Shelf Registration Statement") covering the registration of all of the Warrant Shares (the "Shelf Registered Securities"). The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective by the Securities and Exchange Commission ("SEC") as soon as practicable following the Effective Time, but not later than 180 days after the Effective Time, and shall continuously maintain the effectiveness of the Shelf Registration Statement at all times thereafter until the third anniversary after the exercise of the last Warrant Shares (the "Last Exercise Date"). RFC's right to offer and sell Shelf Registered Securities pursuant to the Shelf Registration Statement shall be subject to the following limitations:

         (a) Notice of Proposed Sale. RFC shall give the Company written notice of its bona fide intention to sell Shelf Registered Securities pursuant to the Shelf Registration Statement at least five (5) business days in advance of the proposed date of sale, and the Company shall act as soon as practicable to make any necessary filings with the Securities and Exchange Commission and regulatory bodies as may be necessary to permit the sale of the Shelf Registered Securities.

         (b) Expenses. RFC shall bear all discounts, commissions or other amounts payable to underwriters or brokers and fees and disbursements of counsel for RFC in connection with sales of Shelf Registered Securities by RFC. All other expenses incurred in connection with a sale of Shelf Registered Securities pursuant to this Section 4, including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

         (c) Curative Measures. If for any reason the Shelf Registration Statement ceases to be effective at any time prior to the second anniversary after the Last Exercise Date, then the Company shall use its best efforts to cause the Shelf Registration Statement (or a new shelf registration statement conforming to the provisions of this Section 4) to be declared effective by the SEC and remain effective until the second anniversary after the Last Exercise Date.

     5.  Piggyback Registration Under the Securities Act.

     If, at any time, the Company proposes to register under the Securities Act, any of its Common Stock (whether in a primary or secondary offering), or securities convertible into or

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exercisable for Common Stock, on a form under the Securities Act permitting registration of primary or secondary offerings, it will each such time give written notice of its intention to do so to Holder, and Holder shall have the right to participate in such registration as provided in this Section 5. The Company will give Holder at least 30 days' prior written notice of the filing of any such registration statement. There shall be no limit on the number of times Holder shall have the right to participate in such registrations or qualifications of Common Stock or other securities. If Holder desires to participate in such registration or qualification of Common Stock or other securities, Holder shall notify the Company, within 15 days after notice from the Company of the proposed filing of any such registration statement, of the number of Warrant Shares acquired upon exercise of this Warrant or which may be acquired upon exercise of this Warrant (and which will be acquired in accordance with the terms of this Warrant prior to the effectiveness of any registration statement referred to herein) which Holder desires to have so included. In the event the Company decides to proceed with such registration or qualification, the Company will, at its sole expense, use its reasonable efforts to cause all such Warrant Shares so requested by Holder to be registered or qualified to permit the sale thereof; provided, however, that if, in connection with the offering by the Company of Common Stock or other securities pursuant to a registration under the Securities Act, the managing underwriter shall impose a limitation on the number of secondary common shares of the Company which may be included in any such registration statement because, in its judgment, the inclusion of additional secondary shares would materially and adversely affect such public offering, then any shares to be sold by the Company shall have priority of registration and sale and in determining the number of secondary shares to be registered and sold, the number of shares of Common Stock otherwise required to be included in the underwritten public offering may be reduced, provided, however, that after any such reduction the common shares to be included in such offering shall be allocated among all holders having such registration rights in proportion, as nearly as possible, to the respective number of shares of Common Stock held by each shareholder to the number of common shares then issued and outstanding. The Company shall bear all of the expense of any registrations pursuant to this Section 5, except for the pro rata portion of brokerage or underwriters' discounts or commissions relating to the shares sold on behalf of the selling shareholders and Holder.

     6. Share Dividends, Reclassification, Reorganization, Antidilution Provisions, Etc. This Warrant is subject to the following further provisions:

         (a) If, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any of its shares as a share dividend or subdivide the number of outstanding shares into a greater number of shares, then, in either of such cases, the exercise price shall be proportionately decreased and the number of Warrant Shares at the time purchasable pursuant to this Warrant shall be proportionately increased; and conversely, in the event the Company shall contract the number of outstanding shares by combining the shares into a smaller number of shares, then, in such case, the exercise price shall be proportionately increased and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its shares and shall at substantially the same time offer to its shareholders a right to purchase new shares from the proceeds of such dividend or for an amount substantially equal to the dividend, all shares so issued shall, for the purpose of this Warrant, be deemed to have been issued as a share dividend. Any dividend paid or distributed upon the shares in shares

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     of any other class or securities convertible into shares shall be treated as a dividend paid in shares to the extent that shares are issuable upon the conversion thereof.

         (b) If, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding shares into shares with a different par value, or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or any successor corporation's property and assets to any other corporation or corporations (any such corporation being included within the meaning of the term "successor corporation" hereinbefore used in the event of any consolidation or merger of any such corporation with, or the sale of all or substantially all of the property of any such corporation to, another corporation or corporations), the Holder shall thereafter have the right to purchase the number of shares of the Company, or of any successor corporation, to which the Holder would have been entitled had the Holder owned the number of shares represented by this Warrant at the time of such recapitalization, consolidation, merger or conveyance of all or substantially all of the property or assets, upon the basis and on the terms and conditions and during the time specified in this Warrant in lieu of the Warrant Shares of the Company theretofore purchasable upon the exercise of this Warrant had such recapitalization, consolidation, merger, or conveyance not taken place; and in any such event, the rights of the Holder to an adjustment in the number of Warrant Shares purchasable upon the exercise of this Warrant as herein provided shall continue and be preserved in respect of any shares, securities or assets which the holder of this Warrant becomes entitled to purchase.

         (c) In case:

             (i) the Company shall take a record of the holders of its shares for the purpose of entitling them to receive a dividend payable otherwise than in cash, or any other distribution in respect of the shares (including cash), pursuant to, without limitation, any spin-off, split-off or distribution of the Company's assets; or

             (ii) the Company shall take a record of the holders of its shares for the purpose of entitling them to subscribe for or purchase any shares of any class or to receive any other rights; or

             (iii) of any classification, reclassification or other reorganization of the shares which the Company is authorized to issue, consolidation or merger of the Company with or into another corporation, or conveyance of all or substantially all of the assets of the Company; or

             (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, and in any such case, the Company shall mail to the Holder, at least 20 days prior thereto, a notice stating the date or expected date on which a record is to be taken for the purpose of such dividend, distribution or rights, or the date on which such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, as the case may be. Such notice shall also specify the date or expected date, if any is

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to be fixed, as of which holders of shares of record shall be entitled to exchange their shares for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up, as the case may be.

         (d) In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate or wind up its affairs, the Holder may thereafter receive upon exercise hereof in lieu of each share of the Company which it would have been entitled to receive the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of the Company.

     7. Representations and Warranties of the Company. The Company represents and warrants that the Warrant Shares to be issued upon exercise of this Warrant will be validly issued, fully paid, and nonassessable.

     8. Reservation of Shares Issuable on Exercise of Warrants. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of this Warrant and other similar Warrants, such number of Warrant Shares and other shares as from time to time shall be issuable upon the exercise of this Warrant and all other similar Warrants at the time outstanding.

     9. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of an indemnity satisfactory to it (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. Warrant Holder Not a Shareholder. The Holder, as such, shall not be entitled by reason of this Warrant to any rights whatsoever of a shareholder of the Company.

     11. Restrictions on Transfer. Each Holder of the Warrant or Warrant Shares hereby acknowledges being informed that the Warrant or Warrant Shares must be held by him indefinitely unless the Warrant or Warrant Shares are registered for sale by such Holder under the Securities Act or an exemption from such registration is available. Each certificate for Warrant Shares issued upon exercise of Warrants shall bear a legend to the effect that such Warrant Shares may not be transferred except upon compliance with the provisions of the Securities Act. This Warrant is transferable only on the books of the Company by the Holder in person or by attorney, on surrender of this Warrant, properly endorsed.

     12. Recognition of Holder. Prior to due presentment for registration of transfer of this Warrant, the Company may treat the Holder as the person exclusively entitled to receive notices and otherwise to exercise rights hereunder.

     13. Taxes and Expenses. Except as otherwise provided herein, the Company will pay any applicable transfer taxes and other reasonable transfer expenses incurred with respect to the issue of this Warrant or the Warrant Shares issuable upon exercise thereof.

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

     14. Mailing of Notices, Etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first-class, registered mail, postage prepaid, to the address furnished to the Company in writing by the Holder of this Warrant.

     15. Applicable Law. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Texas.

Dated:  January 27, 1999                  EQUALNET COMMUNICATIONS CORP


                                          By: /S/ Mitchell Bodian
                                              ----------------------------------
                                              Mitchell Bodian
                                              Chief Executive Officer

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                                  SUBSCRIPTION

To:     EqualNet Communications Corp.

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ________ shares of the Company, and herewith makes payment of $____________ therefor, and requests that the certificate for such shares be issued in the name of and be delivered to __________________________, whose address is ___________________________________.

                                             RFC Capital Corporation


Date:                                        By:
      ---------------------                      ------------------------------
                                                 Name:
                                                 Its:


                                   ASSIGNMENT

     For value received, the undersigned hereby sells, assigns and transfers unto _________________ the right represented by the within Warrant to purchase
from the Company   ________ shares of the Company as provided by the within
Warrant and appoints __________________________ attorney to transfer such right on the books of the Company with full power or substitution in the premises.


Signed in the presence of:                   RFC Capital Corporation


                                             By:
---------------------------                      ------------------------------
                                                 Name:
                                                 Its:

Dated:
      ---------------------

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